Exhibit 99.1

NYSSA Insurance Conference Speaker: R. Kevin Clinton President & CEO Date: January 26, 2004

Certain statements made by American Physicians Capital, Inc. during this presentation may constitute forward-looking statements within the meaning of the federal securities laws. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. While we believe any forward-looking statements we have made are reasonable, they are subject to risks and uncertainties, and actual results could differ materially. These risks and uncertainties include, but are not limited to, the following: the potential inadequacy of our loss and loss adjustment expense reserves, a deterioration in the current accident year experience could result in a portion or all of our deferred policy acquisition costs not being recoverable, which would result in a charge to income, the continued adverse development related to the run-off of our personal and commercial business could result in additional unanticipated losses, we may be unable to collect the full amount of reinsurance recoverable from Gerling Global, a significant reinsurer, if their cash flow or surplus levels are inadequate to make claim payments, which could result in a future charge to income, we may experience unforeseen cost in the 2003 fourth quarter and in future periods, associated with our exit from the health insurance line of business and possible run-off of workers' compensation claims, which could result in future charges to income, liabilities imposed that exceed our policy limits and reserves, increased pressures on premium rates and our potential inability to obtain rate increases, adverse changes in the health care industry, our potential inability to obtain adequate and affordable reinsurance coverage from creditworthy reinsurers, adverse regulatory changes in certain states of operation, our potential inability to execute our business strategy, the loss of our relationships with medical associations, an unanticipated increase in claims or other unforeseen costs due to our exit from markets and lines of business, an interruption or change in our principal third- party distribution relationship, a reduction in our A.M. Best Company rating, negative changes in financial market conditions, a downturn in general economic conditions, and any other factors listed or discussed in the reports filed by APCapital with the Securities and Exchange Commission, under the Securities Exchange Act of 1934. APCapital does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. result of new information, future events or otherwise, except as required by law. Forward-Looking Statements

Company formed in 1975 Entered into workers' compensation in 1993 Expanded into Ohio (1996) and Florida (1998) Acquired Kentucky Medical Insurance Company in 1996 Merged with the New Mexico Physicians Mutual Liability Company in 1997 Exited Florida in December 2002 Recent reserve charges taken in 3Q01 and 3Q03 Exiting workers' compensation and health to focus on professional liability professional liability professional liability professional liability professional liability professional liability professional liability professional liability professional liability professional liability professional liability History of Company

19th largest U.S. medical professional liability carrier1 Provide coverage to approximately 12,000 physicians Headquartered in East Lansing, MI Marketing in 6 states --- focus on Midwest region Direct premiums written totaled $201.4 million YTD 9/30/03 Assets totaled $1.1 billion at 9/30/03 NASDAQ:ACAP (IPO December 2000) Market cap $144 million2 1Source A.M. Best, based on 2002 direct premiums written 2As of January 21, 2004 Snapshot of APCapital

Focused Medical Professional Liability Company

31% 24% 19% 8% 4% 8% >1% >1% 1% >1% Distribution of YTD 9/30/03 Direct Premiums Written Began exiting Florida in December 2002 >1% Strong Midwest Base

Michigan (29% of Net Premiums Earned) 27 years of underwriting experience, home state Leading writer with 22% market share Controlled agency distribution Endorsed by Michigan State Medical Society Good tort reform in place since 1994 Illinois (24% of Net Premiums Earned) 2nd largest writer 8 years of underwriting experience Increased rates 72% since 1/1/02 #1 writer recently imposed moratorium on new IL business Well Positioned in Marketplace

Ohio (17% of Net Premiums Earned) 4th largest writer 7 years of underwriting experience Increased rates 90+% since 1/1/02 Recently enacted tort reform with $350,000 cap on non- economic damages New Mexico (9% of Net Premiums Earned) Entered state through statutory merger in 1997 Leading writer with 75+% market share Increased rates 49% since 1/1/02 Direct distribution Endorsed by New Mexico State Medical Society State compensation fund - claims over $200,000 Well Positioned in Marketplace

Kentucky (7% of Net Premiums Earned) 2nd largest writer with 13% of market share 7 years of underwriting experience Increased rates 55% since 1/1/02 Controlled agency distribution Well Positioned in Marketplace

Medical Professional Liability Underwriting Cycle

1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 East 2.61 2.77 2.11 1.81 1.36 0.73 0.6 0.61 0.66 0.75 0.86 1.09 0.99 1 1.16 1.22 1.27 1.4 1.48 1.57 1.55 1.34 1.15 Data as of 9/30/03 "Denial" "A glimmer of hope" "Relief" "Who are they?" "I'll show them" "Panic" "Life is Good" ? "Life is Good" The Ten Stages of the Underwriting Cycle

1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Calendar Year 1.54 1.59 1.67 1.55 1.45 1.23 1.24 1.23 1.21 1.23 1.19 1.09 0.91 1.06 0.97 0.95 1.11 1.16 1.09 1.06 1.6 1.23 Coverage Year 2.61 2.77 2.11 1.81 1.36 0.73 0.6 0.61 0.66 0.75 0.86 1.09 0.99 1 1.16 1.22 1.27 1.4 1.48 1.57 1.55 1.34 1.15 Calendar Year vs. Coverage Year Combined Ratio

Recent Events

Reported a net loss of $77.1 million or $9.03 per share for the third quarter as a result of A $43 million ($28 million, net of tax) reserve adjustment for professional liability reserves A $49.9 million charge to establish a deferred tax asset valuation allowance Reserve adjustment effected from prior years (1999-2002) and new markets Ohio - $16.4 million Florida - $16 million Kentucky - $15 million 2003 Third Quarter Results

Grew quickly in new markets, particularly Florida and Ohio during 1998 through 2000 Market was soft, competition strong, pricing proved to be inadequate Severity was increasing Took time to recognize trends in new markets Why it Happened

Dramatic changes in the Company in the past two years Company is focused on professional liability Significant rate increases Focusing on stringent underwriting practices Aggressive claims management Exit unprofitable markets -- Florida Key Components of our Business Plan

1998 1999 2000 2001 2002 YTD 9/30/03* East -0.025 0.065 0.07 0.125 0.28 0.3 *Excludes Florida Aggressively Raising Rates

Exited unprofitable markets Discontinued writing certain high-risk specialties Lowered maximum policy limits from $10 million to maximum of $2 million; average limit is under $1 million Ceased writing occurrence policies, except in MI, NM and IN Implemented unique communication risk assessment program in targeted markets Stringent Underwriting

Strategy --- vigorously defend all non-meritorious claims Won 89% of cases that went to trial in first nine months of 2003 Closed 71% of non-trial cases with no indemnity payment in first nine months of 2003 Experienced claims staff with an average of 14 years handling claims Deliver quality claims service Claims Defense --- survey results reflect 96% of policyholders had excellent/good experience Aggressive Claims Management

Announced plans to exit workers' compensation line of business Began process of non-renewing business In discussions on a loss portfolio transfer on $62.4 million of reserves Direct premiums written (DPW) totaled $32.6 million YTD 9/30/03, 16% of total DPW Announced plans to exit health program Negotiating placement of business with another carrier If no placement, then exit should be completed no later than July 2005 DPW totaled $18.1 million YTD 9/30/03, 9% of total DPW Exiting Lines of Business

1998 1999 2000 2001 2002 2003 # In-force policies 10019 11735 12018 12263 11845 10550 Average Premium $ 8926 9502 9636 11038 13420 15800 Controlled Growth

Direct Premiums Written 1Q '02 2Q '02 3Q '02 4Q '02 1Q '03 2Q '03 3Q '03 Other States 21.8 7.6 17.2 11.4 18.3 7.5 12.4 MI, IL & OH 14.6 15.9 34 21 21.4 15.2 46.6 Focused on Core States

Yes! All indicators show experience is improving Underwriting actions are taking hold Reported claim count down Pricing is up Medical professional liability net premiums earned up 10% year over year 9/30/03 A significant improvement in the combined ratio from 2001 to September 30, 2003 Is the Business Plan Working

1Q '02 2Q '02 3Q '02 4Q '02 1Q '03 2Q '03 3Q '03 East 719 676 685 690 661 630 576 Reported Claim Count by Quarter

1Q '02 2Q '02 3Q '02 4Q '02 1Q '03 2Q '03 3Q '03 East 31034 33257 39203 39115 40025 38246 45964 Direct Premiums Earned by Quarter Excluding Florida

Hard market conditions not seen since the mid to late 1980's Effects of B++ A.M. Best Rating New business strong in desired markets Retention strong Agents positive Competitive Position

Underwriting cycle turning We have identified and aggressively addressed our problems New management team Turnaround over past two years Positive trends Why Invest in APCapital

Attractive valuation --- trading at 70% of book value 9/30/2001 12/31/2001 3/30/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 1/15/2004 Book Value 31.24 29.98 29.46 30.99 33.45 32.24 32.26 33.24 24.16 Price 20.77 21.75 19.5 18.46 16.86 18.81 21.2 24.48 27.67 16.98 Why Invest in APCapital

1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 East 2.61 2.77 2.11 1.81 1.36 0.73 0.6 0.61 0.66 0.75 0.86 1.09 0.99 1 1.16 1.22 1.27 1.4 1.48 1.57 1.55 1.34 1.15 Data as of 9/30/03 "Denial" "A glimmer of hope" "Relief" "Who are they?" "I'll show them" "Panic" "Life is Good" ? "Life is Good" The Ten Stages of the Underwriting Cycle

Questions